Exhibit 99.1

Newgioco Provides Update on Impact of Coronavirus

NEW YORK--(BUSINESS WIRE)--March 11, 2020--Newgioco Group, Inc. (“Newgioco” or the “Company”) (Nasdaq: NWGI), a global sports betting and interactive gaming technology company providing fully integrated, omni-channel sports betting software solutions, today provided an update on the impact of the COVID-19 virus on its operations.

As result of the global outbreak of the COVID-19 virus, on March 8, 2020 the Italian government imposed certain restrictions on public gatherings and travel until April 3, 2020. Accordingly, the Company has temporarily closed approximately 150 betting shop locations throughout Italy. Subsequently, on March 10, 2020 the Italian government imposed further restrictions on travel throughout Italy as well as transborder crossings that may negatively impact the Company’s operating results and hamper our efforts to meet filing deadlines. The closing of physical locations does not affect the Company’s online and mobile business operations; however, most professional sports events have been either postponed or cancelled which may have an effect on our overall sports betting handle and revenues. The impact, extent and duration of the government imposed restrictions on travel, public gatherings and sports events as well as the overall effect of the COVID-19 virus is presently unknown.

“We are closely monitoring the active circumstances and the impact of COVID-19 on our product demand and business. Our priority is protecting our employees, supporting our customers and providing timely information to our investors and stockholders,” stated Company Chairman and CEO, Michele Ciavarella. “Along with our management teams in Italy and Austria, we remain in close contact with local and national health authorities and have implemented notification and prevention procedures at our administration offices and physical locations. Also, the Company is pro-actively taking the health and safety of our employees very seriously by implementing smart-work initiatives by encouraging, when and where possible, work from home options.”

Ciavarella continued, “although we have been directly affected by government directives to close all non-essential public gathering venues, which includes all betting shops and bingo halls throughout Italy, the Company has recently taken significant steps to expand our global distribution in over 13 countries and have diversified our product offerings as well as fostering the omni-channel features of our Elys betting platform. While uncertainty remains around our ability to implement cost containment, the severity and pace of recovery strategies on our business and the market price of our common stock following the COVID-19 outbreak, our long-term fundamentals remain strong. We are continuing with planned investments, particularly in developing our U.S. betting platform and products to drive long-term growth and profitability for our shareholders.”

The Company will provide further updates to our financial reports, including earnings and cash flow from operations, during the second quarter of fiscal 2020 based on information available at that time.

About Newgioco Group, Inc.

Newgioco Group, Inc., is a global leisure gaming technology company, with fully licensed online and land-based gaming operations and innovative betting technology platforms that provide bet processing for casinos and other gaming operators. The Company conducts its business under the registered brand Newgioco primarily through its internet-based betting distribution network on its website, www.newgioco.it as well as in retail neighborhood betting shops throughout Italy.

Newgioco offers clients a full suite of leisure gaming products and services, such as sports betting, virtual sports, online casino, poker, bingo, interactive games and slots. Newgioco also owns and operates innovative betting platform software providing both B2B and B2C bet processing for casinos, sports betting and other online and land-based gaming operators. Additional information is available on our corporate website at www.newgiocogroup.com.

Investors may also find us on Facebook® and follow us on Twitter @NWGI_gaming.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project" and similar expressions that are intended to identify forward-looking statements and includes statements regarding the closing of betting shop locations not having an effect on the Company’s online and mobile business operations, most professional sports events being either postponed or cancelled which may have an effect on our overall sports betting handle and revenues, the anticipated impact of the COVID-19 outbreak on our product demand and business, the implementing of notification and prevention procedures at our administration offices and physical locations, the implementing of smart-work initiatives by encouraging, when and where possible, work from home options, the significant steps taken to expand our global distribution in over 13 countries, diversifying our product offerings as well as fostering the omni-channel features of our Elys betting platform, the extent that the uncertainty around our ability to implement cost containment, the severity and pace of recovery strategies on our business and the market price of our common stock following the COVID-19 outbreak, our long-term fundamentals remaining strong, continuing with planned investments, particularly in developing our U.S. betting platform and products to drive long-term growth and profitability for our shareholders. These forward-looking statements are based on management's expectations and assumptions as of the date of this press release and are subject to a number of risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include our ability to continue to operate our online and mobile business operations, manage the effect that the postponement and cancellation of most professional sports events may have on our overall sports betting handle and revenues, anticipate the impact of the COVID-19 outbreak on our product demand and business, implement notification and prevention procedures at our administration offices and physical locations, implement smart-work initiatives by encouraging, when and where possible, work from home options, take significant steps to expand our global distribution in over 13 countries, to diversify our product offerings as well as fostering the omni-channel features of our Elys betting platform, determine the uncertainty around our ability to implement cost containment, the severity and pace of recovery strategies on our business and the market price of our common stock following the COVID-19 outbreak, maintain strong long-term fundamentals, continue with planned investments, particularly in developing our U.S. betting platform and products to drive long-term growth and profitability for our shareholders, and the risk factors described in Newgioco's Annual Report on Form 10-K for the year ended December 31, 2018 and our subsequent filings with the U.S. Securities and Exchange Commission, including subsequent periodic reports on Forms 10-Q and 8-K. The information in this release is provided only as of the date of this release, and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events, except as required by law.

Contacts

Newgioco Group, Inc.
Michele Ciavarella, Chief Executive Officer
investor@newgiocogroup.com